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                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                            NON-COMPETITION AGREEMENT

      THIS NON-COMPETITION AGREEMENT is dated as of this 30th day of September, 2003, by and among Eagle Test Systems, Inc., an Illinois corporation (the "Company"), Leonard A. Foxman (the "Stockholder") and the parties set forth on the signature pages hereto as Investors (the "Investors").

                                   WITNESSETH

      WHEREAS, the Stockholder owns a direct equity interest in the Company (the "Equity Interest");

      WHEREAS, the Company is in the business of designing, producing and distributing automated test systems for use in the semiconductor industry (the "Company Business");

      WHEREAS, the Company's business is conducted throughout the United States and the rest of the world and the reputation and goodwill of the Company are an integral part of its business success;

      WHEREAS pursuant to the terms of that certain Stock Purchase Agreement by and among the Company, the Stockholders named therein and the Investors named therein, dated as of the date hereof (the "Purchase Agreement"), (a) certain of the Investors are purchasing shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share, for an aggregate purchase price of $65,000,000 and (b) the Stockholder is receiving proceeds in the amount of $48,339,484.10 pursuant to the redemption by the Company of a portion of the Equity Interest;

      WHEREAS, pursuant to the terms of that certain Note Purchase Agreement by and among the Company and certain of the Investors dated as of the date hereof (the "Note Purchase Agreement"), such Investors are lending to the Company $30,000,000 in return for convertible subordinated notes of the Company which are convertible into subordinated notes of the Company and warrants to acquire shares of Common Stock, par value $1.00 per share, of the Company;

      WHEREAS, as a material inducement to the Investors to enter into the Purchase Agreement and Note Purchase Agreement and in consideration of the covenants and agreements set forth therein, and in order to provide the Investors with the full benefits of their investment, the Stockholder has agreed to execute and deliver this Agreement; and

      WHEREAS, the execution and delivery by the Stockholder of this Agreement is a condition precedent to the Investors' willingness to consummate the transactions described in the Purchase Agreement and the Note Purchase Agreement.

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      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. Non-Competition; Non-Solicitation. In view of the fact that any activity of the Stockholder in violation of the terms hereof would adversely affect the Company and any subsidiaries and would deprive the Investors under the Purchase Agreement and the Note Purchase Agreement of the benefits of their bargains thereunder, and to preserve the goodwill associated with the Company's business, the Stockholder hereby agrees to the following restrictions on his activities:

            (a) Non-Competition and Non-Solicitation. The Stockholder hereby agrees that during the period commencing on the date hereof and ending on the date which is the later of five (5) years after the date hereof or two (2) years after termination of Stockholder's employment with the Company, if any, it will not, without the express written consent of the Company, directly or indirectly, anywhere in the United States or in any foreign country where the Company has conducted business, is conducting business or is presently contemplating conducting business, (a) engage in any activity which is or (b) participate or invest in, provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity) any business, organization or person other than the Company (or any subsidiary of the Company), including any such business, organization or person involving, or which is, a family member of the Stockholder, whose business, activities, products or services are competitive with any of the business, activities, products or services conducted or offered by the Company or any of its subsidiaries, which business, activities, products and services shall include in any event and without limitation the Company Business. Without implied limitation, the forgoing covenant shall be deemed to prohibit (a) hiring or engaging or attempting to hire or engage for or on behalf of the Stockholder or any such competitor any officer or employee of the Company or any of its subsidiaries, or any former employee of the Company and any of its subsidiaries who was employed during the six (6) month period immediately preceding the date hereof, (b) encouraging for or on behalf of the Stockholder or any such competitor any such officer or employee to terminate its relationship or employment with the Company or any of its subsidiaries, (c) soliciting for or on behalf of the Stockholder or any such competitor any client of the Company or any of its subsidiaries and (d) diverting to any person any client or business opportunity of the Company or any of any of its subsidiaries.

      Notwithstanding anything herein to the contrary, the Stockholder may make passive investments in any publicly traded enterprise if such investment constitutes less than one percent (2%) of the equity of such enterprise.

      Neither the Stockholder nor any business entity controlled by the Stockholder is a party to any contract, commitment, arrangement or agreement which could, following the date hereof, restrain or restrict the Company or any subsidiary of the Company from carrying on its business or restrain or restrict the Stockholder from performing the Stockholder's employment obligations, and, as of the date of this Agreement, the Stockholder has no business interests whatsoever in or relating to the industries in which the Company and its subsidiaries currently engage other than the Stockholder's interest in the Company and other than interests in public companies of less than one percent (2%).

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      For purposes of this Agreement, any reference to a (i) "subsidiary" or
"subsidiaries" of the Company shall be deemed to include any entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests and (ii) the term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

      Section 2. Scope of Agreement. The parties acknowledge that the time, scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated commercial parties, and they agree that
(a) all such provisions are reasonable under the circumstances of the transactions contemplated hereby, (b) are given as an integral and essential part of the transactions contemplated hereby and (c) but for the covenants of the Stockholder contained in this Agreement, the Company and the Investors would not have entered into or consummated the transactions contemplated hereby. The Stockholder has independently consulted with his counsel and has been advised in all respects concerning the reasonableness and propriety of the covenants contained herein, with specific regard to the business to be conducted by Company and its subsidiaries, and represents that the Agreement is intended to be, and shall be, fully enforceable and effective in accordance with its terms.

      Section 3. Confidentiality. The Stockholder agrees that all information, whether or not in writing, concerning the Company Business or the Company's technology, business relationships or financial affairs which the Company has not released to the general public (collectively, "Proprietary Information") is and will be the exclusive property of the Company. By way of illustration, Proprietary Information may include information or material which has not been made generally available to the public, such as: (a) corporate information, including plans, strategies, methods, policies, resolutions, negotiations or litigation; (b) marketing information, including strategies, methods, customer identities or other information about customers, prospect identities or other information about prospects, or market analyses or projections; (c) financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sales data and price lists; and (d) operational and technological information, including plans, specifications, manuals, forms, templates, software, designs, procedures, formulas, discoveries, inventions, improvements, concepts and ideas; and (e) personnel information, including personnel lists, reporting or organizational structure, resumes, personnel data, compensation structure, performance evaluations and termination arrangements or documents. Proprietary Information also includes information received in confidence by the Company from its customers or suppliers or other third parties. The Stockholder hereby agrees that it will not, at any time, without the Company's prior written permission, disclose any Proprietary Information to anyone outside of the Company, or use or permit to be used any Proprietary Information for any purpose other than the performance of my duties as an employee of the Company, if applicable. The Stockholder hereby agrees to cooperate with the Company and use is best efforts to prevent the unauthorized disclosure of all Proprietary Information.

      Section 4. Certain Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this Agreement by the Stockholder or any of his affiliates will result in irreparable injury to the Company and its subsidiaries, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Company and, upon authorization by the Board of Directors of the Company, its subsidiaries shall be entitled to enforce the specific performance of this Agreement by the Stockholder

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through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which the Stockholder may have against the Company or any of its subsidiaries shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement.

      Section 5. Jurisdiction. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of Illinois to construe and enforce the covenants contained in this Agreement. In the event that the courts of any state shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination shall not bar or in any way affect the right of the Company or, upon authorization by the Board of Directors of the Company, any of its subsidiaries to the relief provided for herein in the courts of any other state within the geographic scope of such covenants, as to breaches of such covenants in such other respective states, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

      Section 6. Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof):

      If to the Company

      Eagle Test Systems, Inc.
      620 South Butterfield Road
      Mundelein, Illinois 60060
      Attention : Leonard A. Foxman

      If to the Investors:

      c/o TA Associates, Inc.
      125 High Street, Suite 2500
      Boston, Massachusetts 02110
      Attention: Michael C. Child and Jameson J. McJunkin
      Facsimile: (617) 574-6728

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      If to the Stockholder:

      Leonard A. Foxman
      1929 Browning Ct.
      Highland Park, IL 60035

      Section 7. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of Illinois and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the Company, the Investors and the Stockholder. The failure of any of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder. This Agreement shall inure to the benefit of, and be binding upon, successors of the Company by way of merger, consolidation or transfer of substantially all the assets of the Company, and may not be assigned by the Stockholder. This Agreement supersedes all prior understandings and agreements between the parties relating to the subject matter hereof.

                            [SIGNATURE PAGES FOLLOW]

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      IN WITNESS WHEREOF, the parties have executed this Non-Competition
Agreement under seal as of the date first set forth above.

                                        COMPANY:

                                        EAGLE TEST SYSTEMS, INC.

                                        By: /s/ Leonard Foxman
                                            -----------------------------
                                            Name:  Leonard Foxman
                                            Title: President

                                        LEONARD FOXMAN:

                                        : /s/ Leonard Foxman
                                          ----------------------------



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INVESTORS:

                                        TA IX L.P.

                                        By: TA Associates IX LLC, its General
                                            Partner

                                        By: TA Associates, Inc., its Manager

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director

                                        TA/ATLANTIC AND PACIFIC IV L.P.

                                        By: TA Associates AP IV L.P., its
                                            General Partner

                                        By: TA Associates, Inc., its
                                            General Partner

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director

                                        TA STRATEGIC PARTNERS FUND A L.P.

                                        By: TA Associates SPF L.P., its
                                            General Partner

                                        By: TA Associates, Inc., its
                                            General Partner

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director



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                                        TA STRATEGIC PARTNERS FUND B L.P.

                                        By: TA Associates SPF L.P., its
                                            General Partner

                                        By: TA Associates, Inc., its
                                            General Partner

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director

                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director

                                        TA SUBORDINATED DEBT FUND, L.P.

                                        By: TA Associates SDF LLC, its
                                            General Partner

                                        By: TA Associates, Inc., its Manager

                                        By: /s/ Michael C. Child
                                            ------------------------------------
                                            Name: Michael C. Child
                                            Title: Managing Director